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                                                                    EXHIBIT 10.6


                        PENSON FINANCIAL SERVICES, INC.

                 A DIVISION OF SERVICE ASSET MANAGEMENT COMPANY



                         STOCK LOAN GUARANTEE AGREEMENT


This agreement is entered into by Service Asset Management Company, a North Carolina Corporation ("Guarantor") and Penson Financial Services, Inc., a division of Service Asset Management Company ("Penson") in favor of Banc of America Securities LLC ("BAS")

WHEREAS, BAS and Penson will be entering into various stock loan arrangements with one another in connection with Penson's capacity as a clearing broker/dealer. Guarantor is a registered broker dealer and Penson is an unincorporated division of Guarantor.

WHEREAS, Guarantor agrees to guarantee all of the obligations and performance of Penson which may be incurred pursuant to the various stock loan arrangements between BAS and Penson.

NOW, THEREFORE, in consideration of BAS and Penson entering into the various stock loan arrangements, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor agrees as follows:

1. GUARANTEE. Guarantor does hereby guarantee the obligations of Penson under the provisions of any credit and/or financial agreements between BAS and Penson, including but not limited to the stock loan arrangements referred to herein. The obligations of Guarantor shall not be discharged, impaired, or otherwise affected by the failure of BAS to assert, claim, demand, or enforce any remedy under any agreements between BAS and Penson, nor by any waiver, modification, or amendment of any such agreements or this Agreement or any compromise, settlement or discharge of obligations of BAS.

         The obligations of Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the guaranteed obligations or any part thereof, including, without limitation any provisions of law requiring BAS to exhaust any right or remedy or to take any action against Penson, any other guarantor or any other person, entity or property before enforcing this Guaranty against Guarantor.



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2.       TERM. This Agreement shall continue in effect as long as any obligations to BAS under any agreements between BAS and Penson remain outstanding.

EXECUTED this 14th day of December, 1999.

SERVICE ASSET MANAGEMENT COMPANY           PENSON FINANCIAL SERVICE, INC.

By:                                        By:


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Signature                                  Signature

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Printed Name                               Printed Name

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Title or position                          Title or position



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